Supplement Dated June 23, 2016 to your Prospectus Dated May 2, 2016

Effective immediately, In Appendix V – The Funds, the investment sub-advisor for the Putnam VT Global Health Care Fund, The Putnam Advisory Company, LLC, is deleted and replaced with Putnam Investments Limited.

This Supplement Should Be Retained For Future Reference.

HV-7671